                                                                Exhibit 24



                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 15, 1994.



                                                /s/ Tom H. Barrett
                                                ------------------------------
                                                    Tom H. Barrett, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 15, 1994.



                                                /s/ Paul G. Schloemer
                                                -------------------------------
                                                    Paul G. Schloemer, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 13, 1994.



                                                /s/ Robert M. Gerrity
                                                -------------------------------
                                                    Robert M. Gerrity, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 14, 1994.



                                                /s/ Stanley C. Gault
                                                ------------------------------
                                                    Stanley C. Gault, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 12, 1994.



                                                /s/ Steven A. Minter
                                                ------------------------------
                                                    Steven A. Minter, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 12, 1994.



                                                /s/ William D. Marohn
                                                -------------------------------
                                                    William D. Marohn, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 12, 1994.



                                                /s/ Robert O. Ebert
                                                ------------------------------
                                                    Robert O. Ebert, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 13, 1994.



                                                /s/ Charles A. Carroll
                                                --------------------------------
                                                    Charles A. Carroll, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 15, 1994.



                                                /s/ Zoe Coulson
                                                ------------------------------
                                                    Zoe Coulson, Director

                           RUBBERMAID INCORPORATED

                              POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 to effect the registration of securities pursuant to and in connection with The Rubbermaid Incorporated Profit Sharing Plan, The Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan and The Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registrations with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of December 16, 1994.



                                                /s/ Karen N. Horn
                                                ------------------------------
                                                    Karen N. Horn, Director